Rule 497(d)


                                    FT 8873
               Tactical Income Portfolio, Series 63 (the "Trust")


                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, in order to comply with Executive Order 13959 regarding securities investments that finance Communist Chinese Military Companies (the "Executive Order"), all shares of China Mobile Limited (ADR) (ticker: CHL) and CNOOC Limited (ADR) (ticker: CEO) have been removed from the Trust.

January 8, 2021